UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

Silicon Graphics International Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 31, 2010, Silicon Graphics International Corp. (the “Company”) issued a press release announcing fourth quarter and full year 2010 financial results. A copy of the press release and a supplemental presentation that will be used in connection with the Company’s conference call on August 31, 2010 are attached as Exhibits 99.1 and 99.2, respectively, to this current report and is incorporated herein by reference.

The information in the report, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements with Named Executive Officers

On August 31, 2010, the fourth quarter fiscal 2010 cash bonuses for the named executive officers were determined by the Compensation Committee of the Company’s Board of Directors, in the amounts as set forth in the table below.

Name of Officer	Title	Bonus Awarded Fourth Quarter Fiscal 2010
Mark J Barrenechea	Chief Executive Officer	$43,750
Jim Wheat	Chief Financial Officer	$13,500
Maurice Leibenstern	Senior Vice President, General Counsel and Corporate Secretary	$13,125

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 31, 2010, Announcing Silicon Graphics International Corp.’s Fourth Quarter and Full Year 2010 Financial Results.

99.2	Supplemental Presentation used in connection with Silicon Graphics International Corp.’s conference call on August 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.

Dated: August 31, 2010	By:	/s/ JAMES WHEAT
James Wheat
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 31, 2010, Announcing Silicon Graphics International Corp.’s Fourth Quarter and Full Year 2010 Financial Results.

99.2	Supplemental Presentation used in connection with Silicon Graphics International Corp.’s conference call on August 31, 2010.